Security Benefit Advisor Variable Annuity
      Issued by Security Benefit Life Insurance Company

Supplement Dated March 11, 2005,
To Current Prospectus Dated May 1, 2004

This supplement provides information relating to the Bonus Match Rider, which is also referred to as the "iMatch Rider."

The following section is added under "Summary - Charges and Deductions," and "Optional Rider Charges":

Bonus Match  — This rider currently is available only for Contracts issued in California, Kansas and Ohio in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You may purchase this rider at Contract issue or any time thereafter. The rider provides for the Company to add a Bonus Amount to your Contract Value during the "Bonus Match Period," which is the period that begins on the date the rider is first in effect and ends on the fifth anniversary of the rider's date of issue. The rider will be in effect as of the Valuation Date the Company receives: (1) the rider election form or your written request electing the rider, and (2) notice of your first use of the affinity credit card discussed below.

The Bonus Amount is an amount equal to the applicable percentage as set forth in the table below of purchase payments applied to your Contract under a salary reduction arrangement. The Company will apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction purchase payment is applied. As set forth in the table below, the applicable Bonus Amount percentage is based on the amount of Contract Value as of the date that the Bonus Amount is applied. The Company will allocate Bonus Amounts among the Subaccounts in the same proportion as the applicable salary reduction purchase payment.

Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	2%
$50,000 up to $100,000	4%
$100,000 up to $250,000	6%
$250,000 or more	8%

The Company guarantees that it will pay the Bonus Amounts during the Bonus Match Period; provided, however, that the Owner is required to: (1) complete an application for the affinity credit card; (2) receive approval from the credit card issuer; and (3) make first use of the credit card in order for this rider to be in effect. If you are not approved for the credit card, the rider will not go into effect and no Bonus Amounts will be paid. The Company requires the Owner to keep the affinity credit card active and enter into a new affinity credit card arrangement if any current credit card arrangement is terminated to keep this rider in effect. If the Owner does not maintain an active affinity credit card, the rider will terminate automatically and no further Bonus Amounts will be paid under the rider. At its sole discretion, the Company may add Bonus Amounts to your Contract Value after the Bonus Match Period, but any such additional Bonus Amounts are not guaranteed and will only be paid while the rider is in effect.

At the end of each calendar year while this rider is in effect, the Company in its sole discretion may elect to add to Contract Value an "Additional Amount" equal to: (a) amounts earned during the calendar year in connection with the Owner's credit card purchases under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The portion of sponsorship dollars shall be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction purchase payments applied to the Contract during the calendar year relative to salary reduction purchase payments made by other owners of the rider. The Company shall add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider is in effect on that date.

At any time after the fifth anniversary of the rider's date of issue, the Company reserves the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company will stop deducting the rider charge.

The Bonus Amounts and any Additional Amounts vest immediately but are subject to withdrawal charges on the same basis as purchase payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercise your right to cancel during the free-look period, the Company will reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that has been applied to your Contract Value.

In the event that the death benefit under your Contract is based upon the sum of all purchase payments made by the Owner, purchase payments shall not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract is based upon purchase payments increased at an annual rate of interest ("Guaranteed Growth Death Benefit"), purchase payments shall not include any Bonus Amounts or Additional Amounts paid under this rider.

If you have elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts are included in purchase payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.

The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date. The Company will waive the charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

The following information is added to the optional rider expense table under "Expense Table":

Optional Rider Expenses (as a percentage of Contract Value)
	Rate	Annual Rider Charge
Bonus Match	---	$25*
*The Company will deduct a charge of $25 on each anniversary of the rider's date of issue; provided that the rider is in effect on that date. The Company will waive the charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

The first paragraph under "Summary - Free-Look Right" and "The Contract - Free-Look Right" is deleted in its entirety and replaced with the following:

You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Account (not including any Credit Enhancements if an Extra Credit Rider was in effect, or Bonus Amounts and/or Additional Amounts if a Bonus Match Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements, Bonus Amounts, and/or Additional Amounts.

The following sentence is added to "Summary - Charges and Deductions - Contingent Deferred Sales Charge" and "Charges and Deductions - Contingent Deferred Sales Charge":

If the Bonus Match Rider is in effect, purchase payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as purchase payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.

Item 1 set forth in the third paragraph under "The Contract - Death Benefit" is deleted in its entirety and replaced with the following:

  The sum of all purchase payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

The following information is added under "Charges and Deductions - Contingent Deferred Sales Charge":

The Company will pay the selling firm a fee of $50 for each application for the Bonus Match Rider submitted on or before July 31, 2005. The selling firm determines, in its own discretion, whether to pay its registered representatives all or a portion of the fees it receives. The prospect of receiving, or the receipt of, such fee may provide the selling firm and/or its registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangement into account when considering and evaluating any recommendation relating to the Bonus Match Rider and the Contract. For more information about this fee or any other compensation arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

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You should retain this supplement with your Prospectus for future reference. If you have any questions, please contact 1-800-888-2461 or your registered representative.